                                                                         EX-99.1



================================================================================

                             BOSTON PROPERTIES, INC.

                  Supplementa1 Operating and Financial Data for
                        the Quarter Ended March 31, 1999

================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999
================================================================================

                                      INDEX

                                                                   Page
                                                                   ----
Company Background                                                    2
Investor Information                                                3-4
Financial Highlights                                                  5
Consolidated Balance Sheets                                           6
Consolidated Income Statements                                        7
Funds From Operations                                                 8
Financial Ratios                                                      9
Capital Structure                                                    10
Debt Analysis                                                        11
Portfolio Overview                                                12-13
Occupancy Analysis - same property                                   14

                                                                   Page
                                                                   ----
Office Properties                                                    15
R&D Properties                                                       16
Industrial Properties                                                17
Grand Total - Office, R&D and Industrial Properties                  18
Hotel Performance                                                    19
Same Property Performance                                         20-21
Capital Expenditures                                                 22
Value Creation Pipeline - Acquisitions/Repositioning                 23
Value Creation Pipeline - Development                                24
Value Creation Pipeline - Land Parcels                               25
Acquisition Property Profiles                                     26-27

================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                               COMPANY BACKGROUND

Boston Properties Inc., is a self-administered and self-managed real estate investment trust that develops, acquires, owns, and manages a diverse portfolio of office, industrial, and hotel properties predominantly located in greater Boston, greater Washington, DC, midtown Manhattan, greater San Francisco, Baltimore, Maryland, Richmond, Virginia, and Princeton/East Brunswick, New Jersey. The Company is one of the largest owners and developers of office properties in the United States.

On June 23, 1997, Boston Properties successfully completed its initial public offering. The offering and the underwriters over-allotment option closed on the same date resulting in 36,110,000 shares being sold at $25.00 per share for a total offering of $902,750,000. On January 30,1998, the Company closed a follow-on offering of 23,000,000 shares (including the underwriters' over-allotment) at $35.125 per share for a total offering of $807,875,000.

Through its predecessor company founded by Mortimer B. Zuckerman and Edward H. Linde in 1970, the Company grew through the seventies, eighties, and nineties by developing and redeveloping Class A office properties, R&D and industrial properties, and hotels in its primary markets of greater Boston, greater Washington, DC, and midtown Manhattan.

Since the Company's Initial Offering in June 1997, the Company has acquired 40 properties adding approximately 14.6 million square feet to its portfolio, representing an investment of approximately $3.6 billion. In addition, the Company is developing eight Class A Office Buildings for a total anticipated investment of approximately $210.6 million. The Company owns or controls land where it can develop an additional 11.3 million square feet.

Boston Properties is a full-service real estate company with substantial in-house expertise and resources in acquisitions, development, financing, construction management, property management, marketing, leasing, accounting, and legal services.

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                              INVESTOR INFORMATION

                               8 Arlington Street
                                Boston, MA 02116
                                 (617) 859-2600
                              (617) 536-5087 (fax)

Mortimer B. Zuckerman      Chairman of the Board

Edward H. Linde            President, Chief Executive Officer and Director

Robert E. Burke            Executive Vice President, Operations

Douglas T. Linde           Senior Vice President, Financial and Capital Markets

David G. Gaw               Senior Vice President, Chief Financial Officer

                                     TIMING

         Quarterly results will be announced according to the following anticipated schedule:

       Second Quarter                                      Early August
       Third Quarter                                       Early November
       Year End                                            Early February

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                          COMMON STOCK DATA (NYSE:BXP)


Boston Properties' common stock is traded primarily on the New York Stock Exchange under the symbol: BXP. BXP's common stock has had the following characteristics:

=======================================================================================================================
                                                                                1st Quarter 1999    1st Quarter 1998
                                                                                ----------------    ----------------
High Price                                                                       $     34.6875        $    35.8750
Low Price                                                                        $     30.3125        $    32.5000
Closing Price                                                                    $     31.6250        $    35.1875
Dividends per share - annualized                                                 $        1.70        $       1.62
Closing dividend yield - annualized                                                       5.38%               4.60%
Closing shares, common units and preferred
  units (if converted) outstanding (thousands)                                         100,290              80,123
Closing market value of shares and units outstanding (thousands)                 $   3,171,671        $  2,819,328
=======================================================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                              FINANCIAL HIGHLIGHTS
                          (unaudited and in thousands)

=======================================================================================================
                                                                    Three Months Ended
                                                   -------------------------------------------------
Income Items:                                       March 31, 1999      March 31, 1998      % Change
-------------                                       --------------      --------------      --------
Revenues                                            $    187,640        $     95,603          96.27%
Net Income available to common shareholders         $     24,934        $     19,631          27.01%
Funds from Operations                               $     62,814        $     39,028          60.95%
Company's share (72.75% and 75.20%)                 $     45,697        $     29,349          55.70%
Funds from Operations per share - basic             $       0.72        $       0.54          33.20%
Funds from Operations per share - diluted           $       0.70        $       0.53          32.08%
Dividends per share                                 $      0.425        $      0.405           4.94%

Ratios:
-------

Interest Coverage Ratio                                     2.47                2.60          -4.94%
Dividend Payout Ratio                                      60.71%              76.42%        -20.55%
=======================================================================================================

=======================================================================================================
Capitalization:                                     March 31, 1999     December 31, 1998     % Change
--------------                                      --------------     -----------------     --------
Total Debt                                          $  3,010,755        $  3,088,724          -2.52%

Total Common Shares Outstanding @ Quarter End             63,540              63,528           0.02%
Total Preferred Shares Outstanding @ Quarter End
  (if converted)                                           2,625                  --             --
Total Common Units Outstanding @ Quarter End              23,800              23,798           0.0l%
Total Preferred Units Outstanding @ Quarter End
  (if converted)                                          10,325              10,454             --
Price @ Quarter End                                       31 5/8              30 1/2           3.69%
Equity Value @ Quarter End                          $  3,171,672        $  2,982,294           6.35%
Total Market Capitalization                         $  6,182,427        $  6,071,018           1.84%
Debt/Total Market Capitalization                           48.70%              50.88%         -4.28%
=======================================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                           CONSOLIDATED BALANCE SHEETS
                          (unaudited and in thousands)

=====================================================================================================================
                                                                               March 31, 1999       December 31, 1998
                                                                               --------------       -----------------
    ASSETS
Real Estate and equipment                                                         $ 4,808,576             $ 4,725,757
Land and development in progress                                                      210,373                 191,436
     Less accumulated depreciation                                                   (383,779)               (357,384)
                                                                                  -----------             -----------
     Total real estate and equipment                                                4,635,170               4,559,809
Cash                                                                                   33,597                  12,166
Escrows                                                                                23,365                  19,014
Notes receivable                                                                           --                 420,143
Tenant and other receivables                                                           42,188                  40,830
Accrued rental income                                                                  68,615                  64,251
Deferred charges, net                                                                  47,893                  46,029
Prepaid expenses and other assets                                                      25,166                  26,058
Investment in joint ventures                                                           59,664                  46,787
                                                                                  -----------             -----------
          Total assets                                                            $ 4,935,658             $ 5,235,087
                                                                                  ===========             ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
     Mortgage notes payable                                                       $ 2,758,755             $ 2,653,581
     Notes payable                                                                         --                 420,143
     Unsecured line of credit                                                         252,000                  15,000
     Accounts payable and accrued expenses                                             51,282                  33,638
     Dividends payable                                                                 43,342                  40,494
     Accrued interest payable                                                          12,028                   7,307
     Other liabilities                                                                 22,688                  37,209
                                                                                  -----------             -----------
        Total liabilities                                                           3,140,095               3,207,372
                                                                                  -----------             -----------

Commitments and contingencies                                                              --                      --
Minority interests                                                                    768,119               1,079,234
Preferred stock, $.01 par value, 50,000,000 shares authorized, 2,000,000 issued
   and outstanding                                                                    100,000                      --

Stockholders' Equity:
     Excess stock, $.01 par value, 150,000,000 shares
          authorized, none issued or outstanding
     Preferred stock, $.01 par value, 50,000,000 shares
          authorized, 2,000,000 issued and outstanding
     Common stock, $.01 par value, 250,000,000 shares authorized,
          63,540,106 and 63,527,819 issued and outstanding, respectively                  635                     635
     Additional paid-in capital                                                       936,745                 955,711
     Dividend in excess of earnings                                                    (9,936)                 (7,865)
                                                                                  -----------             -----------
         Total stockholders' equity                                                   927,444                 948,481
                                                                                  -----------             -----------
             Total liabilities and stockholders' equity                           $ 4,935,658             $ 5,235,087
                                                                                  ===========             ===========
=====================================================================================================================

                             BOSTON PROPERTIES, INC.

                               First Quarter 1999

                         CONSOLIDATED INCOME STATEMENTS
                          (unaudited and in thousands)

==============================================================================================
                                                                    Three Months Ended
                                                           -----------------------------------
                                                           31-Mar-99    31-Mar-98     % Change
                                                           ---------    ---------    ---------
Revenue:
   Rental income                                           $ 179,947    $  89,938       100.08%
   Development and management services                         4,047        1,776       127.87%
   Interest and other                                          3,646        3,889        -6.25%
                                                           ---------    ---------    ---------
      Total revenue                                          187,640       95,603        96.27%

Operating Expenses:
  Rental expenses                                             57,350       26,530       116.17%
  General and administrative                                   6,610        4,821        37.11%
  Interest                                                    50,459       24,929       102.41%
  Depreciation and amortization                               27,794       13,095       112.25%
                                                           ---------    ---------    ---------
     Total expenses                                          142,213       69,375       104.99%
                                                           ---------    ---------    ---------
Income before minority interests and before income from
  unconsolidated joint venture                                45,427       26,228        73.20%
Minority interest in property partnerships                    (4,155)        (123)     3278.05%
Income from unconsolidated joint venture                         213           --           --
                                                           ---------    ---------    ---------
Income before minority interest in Operating Partnership      41,485       26,105        58.92%
Minority interest in Operating Partnership                   (15,712)      (6,474)      142.69%
                                                           ---------    ---------    ---------
Net income                                                    25,773       19,631        31.29%
Preferred dividend                                              (839)          --           --
                                                           ---------    ---------    ---------
Net income available to common shareholders                $  24,934    $  19,631        27.01%
                                                           =========    =========    =========

INCOME PER SHARE OF COMMON STOCK
   Net income                                              $    0.39    $    0.32        22.65%
                                                           =========    =========    =========
==============================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                              FUNDS FROM OPERATIONS
                  (in thousands, except for per share amounts)

                                   (unaudited)

======================================================================================================
                                                                            Three Months Ended
                                                                     ---------------------------------
                                                                      Actual      Actual
                                                                     31-Mar-99   31-Mar-98    % Change
                                                                     ---------   ---------    --------
Income from operations before minority interests and before income
  from unconsolidated joint ventures                                 $ 45,427    $ 26,228       73.20%
  Add:
     Real estate depreciation and amortization                         27,549      12,944      112.83%
     Income from unconsolidated joint venture                             213          --
  Less:
     Minority property partnerships share of funds from operations     (3,163)       (144)    2096.53%
     Preferred allocation                                              (7,212)         --          --
                                                                     --------    --------     -------
  Funds from Operations                                              $ 62,814    $ 39,028       60.95%
                                                                     ========    ========     =======
  Funds from Operations available to common shareholders (1)         $ 45,697    $ 29,349       55.70%
                                                                     ========    ========     =======
  Funds from Operations per share - basic                            $   0.72    $   0.54       33.20%
                                                                     ========    ========     =======
     Weighted average shares outstanding - basic                       63,534      54,283       17.04%
                                                                     ========    ========     =======
  Funds from Operations per share - diluted                          $   0.70    $   0.53       32.58%
                                                                     ========    ========     =======
     Weighted average shares outstanding - diluted                     75,862      54,902       38.18%
                                                                     ========    ========     =======

(1) Based on weighted average shares for the quarter. Company's share for the quarter ended 3/31/99 was 72.75% and 75.20% for the quarter ended 3/31/98.
======================================================================================================

                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

==============================================================================================================================
                                         For the Three Months Ended March 31, 1999   For the Three Months Ended March 31, 1998
                                         -----------------------------------------   -----------------------------------------
                                              Income        Shares      Per Share        Income       Shares       Per Share
                                           (Numerator)  (Denominator)     Amount      (Numerator)  (Denominator)     Amount
                                           -----------  -------------     ------      -----------  -------------     ------
Basic Funds from Operations available
  to common shareholders                     $45,697        63,534       $  0.72        $29,349        54,283       $  0.54
Minority interest adjustment                   2,118            --            --             --            --            --
Effect of Dilutive Securities
  Convertile Preferred Units                   4,852        10,325         (0.01)            --            --            --
  Convertible Preferred Stock                    639         1,458            --             --            --            --
  Stock Options                                   --           545         (0.01)            --           619         (0.01)
                                             -------       -------       -------        -------       -------       -------
Dilutive Funds from Operations (1)           $53,306        75,862       $  0.70        $29,349        54,902       $  0.53
                                             =======       =======       =======        =======       =======       =======

(1) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended 3/31/99 was 76.12% and
    75.20% for the quarter ended 3/31/98.
==============================================================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                                FINANCIAL RATIOS

========================================================================================================
                                                                                      Three months ended
                                                                                        March 31, 1999
                                                                                        --------------
RATIOS COMPUTED FOR INDUSTRY COMPARISONS:

OPERATIONAL RATIOS (1,2)
     Debt Service Coverage Ratio                                                              2.24
      (EBITDA + Income from Unconsolidated Joint Ventures)/(Interest+Principal)
     Interest Coverage Ratio                                                                  2.47
      (EBITDA + Income from Unconsolidated Joint Venture)/Interest
     Return on Shareholder's Equity                                                          17.18%
      (EBITDA - Interest)/Average Equity (book value) (%)
     Return on Real Estate Investments                                                       10.67%
      (EBITDA/Average Real Estate Investments (book value)) (%)
     FF0 Payout Ratio                                                                        60.71%
      (Dividends Declared/FFO) (%)

(1) EBITDA is equal to earnings before interest, taxes, depreciation and amortization.

(2) FF0 is calculated based on the NAREIT White Paper.
========================================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                                CAPITAL STRUCTURE

                                      Debt
                                 (in thousands)
================================================================================
                                                           Aggregate Principal
                                                              March 31, 1999

Mortgage Loans                                                  $ 2,758,755
Unsecured Line of Credit                                            252,000
                                                                -----------
Total Debt                                                      $ 3,010,755
                                                                ===========
================================================================================

                                     Equity
                                 (in thousands)

=================================================================================================
                                                                Common
                                             Shares & Units      Stock                $ Value
                                              Outstanding     Equivalents          Equivalent (1)
Common Stock                                     63,540          63,540             $ 2,009,453
Preferred Stock                                   2,000           2,625                  83,016
Operating Partnership Units                      23,800          23,800                 752,675
Preferred Operating Partnership Units             8,155          10,325                 326,528
                                                                -------             -----------
Total Equity                                                    100,290             $ 3,171,672
                                                                =======             ===========
Total Market Capitalization                                                         $ 6,182,427
                                                                                    ===========
=================================================================================================

(1) Value based on March 31, 1999 closing price of $31 5/8.

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                                  DEBT ANALYSIS

                Long-Term Debt Maturities and Principal Payments
                                 (in thousands)

================================================================================
Year       1999     2000      2001    2002      2003    Thereafter     Total
----       ----     ----      ----    ----      ----    ----------     -----
Amount    28,748  487,619   148,908  388,440   210,117   1,746,923   $3,010,755
================================================================================

                  Unsecured Line of Credit - Due June 23, 2000
                                 (in thousands)

================================================================================
                                             Outstanding
                        Outstanding            Letters         Remaining
        Facility        at 3/31/99            of Credit        Capacity
        --------        ----------            ---------        --------
        $500,000          252,000               22,500         $225,500
================================================================================

                       Unsecured and Secured Debt Analysis

================================================================================
                                       Weighted              Weighted Average
                 % of Debt           Average Rate                Maturity
                 ---------           ------------                --------
Unsecured Debt      8.37%                6.63%                  1.2 years
Secured Debt       91.63%                7.00%                  5.9 years
                  ------                 ----                   ---------
Total Debt        100.00%                6.97%                  5.5 years
                  ======                 ====                   =========
================================================================================

                      Floating and Fixed Rate Debt Analysis

================================================================================
                                            Weighted           Weighted Average
                       % of Debt          Average Rate             Maturity
                       ---------          ------------             --------
Floating Rate Debt       8.60%                6.60%               0.2 years
Fixed Rate Debt         91.40%                7.01%               6.6 years
                       ------                 ----                ---------
Total Debt             100.00%                6.97%               5.5 years
                       ======                 ====                =========
================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                               PORTFOLIO OVERVIEW

 Rentable Square Feet of In-Service Properties by Location and Type of Property

=========================================================================================================================
         Geographic Area                Office (1)           R&D              Industrial          Total        % of Total
         ---------------                ---------            ---              ----------          -----        ----------
Greater Boston                           4,998,864          545,206             247,318          5,791,388        24.85%
Greater Washington, D.C.                 4,987,466 (2)    1,383,442             236,743          6,607,651        28.36%
Greater San Francisco                    4,009,536          144,479             281,000          4,435,015        19.03%
Midtown Manhattan                        2,874,854               --                  --          2,874,854        12.34%
Princeton/East Brunswick, NJ             1,366,360               --                  --          1,366,360         5.86%
Baltimore, MD                            1,166,797               --                  --          1,166,797         5.01%
Richmond, VA                               899,720               --                  --            899,720         3.86%
Bucks County, PA                                --               --             161,000            161,000         0.69%
                                        ----------        ---------             -------         ----------       ------
   Total                                20,303,597        2,073,127             926,061         23,302,785       100.00%
                                        ==========        =========             =======         ==========       ======
% of Total                                   87.13%            8.90%               3.97%            100.00%

(1) Includes retail square footage of approximately 1,000,000.

(2) Includes 444,286 square feet at One and Two Reston Overlook which are 25%
    owned by Boston Properties.
=========================================================================================================================

                                Hotel Properties

================================================================================
                                                           Number of     Square
Hotel Properties                                             Rooms        Feet
----------------                                             -----        ----
 Long Wharf Marriott, Boston, MA                               402      420,000
 Cambridge Center Marriott, Cambridge, MA                      431      330,400
 Residence Inn by Marriott, Cambridge, MA                      221      187,474
                                                             -----      -------
Total Hotel Properties                                       1,054      937,874
                                                             =====      =======
================================================================================

                     Garage Property and Structured Parking

================================================================================
                                                         Number of      Square
                                                           Spaces        Feet
                                                           ------        ----
Garage Properties
 Cambridge Center North Garage                              1,170       332,442
Structured Parking                                         16,572     5,869,641
                                                           ------     ---------
Total Garage Property and Structured Parking               17,742     6,202,083
                                                           ======     =========
================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                               PORTFOLIO OVERVIEW

   Percentage of Property Funds from Operations* for In-Service Properties by
         Location and Type of Property for Quarter Ended March 31, 1999

===========================================================================================================
         Geographic Area            Office (1)      R&D       Industrial    Hotel        Garage      Total
         ---------------            ----------      ---       ----------    -----        ------      -----
Greater Boston                        17.9%         1.1%         0.2%        3.1%         0.3%        22.6%
Greater Washington. D.C.              22.4%         2.9%         0.2%         n/a          n/a        25.4%
Greater San Francisco                 20.1%         0.3%         0.1%         n/a          n/a        20.4%
Midtown Manhattan                     18.6%          n/a          n/a         n/a          n/a        18.6%
Baltimore, MD                          4.2%          n/a          n/a         n/a          n/a         4.2%
Richmond, VA                           3.0%          n/a          n/a         n/a          n/a         3.0%
Princeton/East Brunswick, NJ           5.6%          n/a          n/a         n/a          n/a         5.6%
Bucks County, PA                        n/a          n/a         0.1%         n/a          n/a         0.1%
                                      ----          ---          ---         ---          ---        -----
    Total                             91.9%         4.2%         0.5%        3.1%         0.3%       100.0%
                                      ====          ===          ===         ===          ===        =====

(1) Includes Retail Center FF0 (Prudential Center Boston and Embarcadero
    Center).
===========================================================================================================

* For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                               OCCUPANCY ANALYSIS

                      Same Property Occupancy - By Location

================================================================================
Location                                           31-Mar-99           31-Mar-98
--------                                           ---------           ---------
Greater Boston, MA                                   98.1%               98.1%
Greater Washington, D.C                              98.2%               97.7%
Midtown Manhattan, NY                                99.9%               97.2%
Baltimore, MD                                       100.0%               99.7%
Princeton/East Brunswick, NJ                           n/a                 n/a
Richmond, VA                                           n/a                 n/a
Greater San Francisco, CA                            95.0%               97.7%
Bucks County, PA                                    100.0%              100.0%
                                                    ------              ------
 Total Portfolio                                     98.6%               97.8%
                                                    ======              ======
================================================================================

                       Same Property - By Type of Property
================================================================================
                                                   31-Mar-99           31-Mar-98
                                                   ---------           ---------
Total Office Portfolio                               99.4%               98.5%
Total R&D Portfolio                                  99.8%               96.0%
Total Industrial Portfolio                           89.3%               95.0%
                                                    ------              ------
Total Portfolio                                      98.6%               97.8%
                                                    ======              ======
================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                          IN-SERVICE OFFICE PROPERTIES

                                Lease Expirations

======================================================================================================
                                                  Annualized
                      Rentable Square           Revenues Under               Percentage of Total
Year of Lease        Footage Subject to         Expiring Leases         Annualized Current Revenues
 Expiration           Expiring Leases           (in thousands)          Represented By Expiring Leases
 ----------           ---------------           --------------          ------------------------------
   1999                  1,194,745                 33,025,197                       5.35%
   2000                  1,538,763                 38,592,337                       6.25%
   2001                  2,248,557                 69,646,398                      11.29%
   2002                  2,229,123                 85,457,363                      13.85%
   2003                  1,813,047                 54,155,133                       8.78%
   2004                  1,939,879                 57,594,088                       9.33%
   2005                  1,375,602                 31,884,543                       5.17%
   2006                  2,353,587                 80,800,507                      13.09%
   2007                  1,688,085                 60,438,018                       9.79%
Thereafter               2,885,478                105,552,262                      17.10%
======================================================================================================

                              Occupancy By Location

================================================================================
                                             31-Mar-99                 31-Mar-98
                                             ---------                 ---------
Greater Boston, MA                               98.5%                     98.1%
Greater Washington, D.C.                         98.5%                     99.9%
Midtown Manhattan, NY                            99.9%                     97.2%
Baltimore, MD                                   100.0%                     99.7%
Richmond, VA                                     99.1%                     97.4%
Princeton/East Brunswick, NJ                     99.5%                       n/a
Greater San Francisco, CA                        96.7%                       n/a
Bucks County, PA                                   n/a                       n/a
                                                ------                     -----
 Total Office Portfolio                          98.5%                     98.5%
                                                ======                     =====
================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                            IN-SERVICE R&D PROPERTIES

                                Lease Expirations

============================================================================================
                                           Annualized
                 Rentable Square         Revenues Under            Percentage of Total
Year of Lease   Footage Subject to       Expiring Leases       Annualized Current Revenues
 Expiration      Expiring Leases         (in thousands)       Represented By Expiring Leases
 ----------      ---------------         --------------       ------------------------------
   1999              215,967                2,293,317                      8.28%
   2000              350,238                3,631,373                     13.11%
   2001              180,901                2,081,579                      7.51%
   2002              334,510                4,620,591                     16.68%
   2003               89,317                1,180,220                      4.26%
   2004               50,533                  736,579                      2.66%
   2005              146,741                1,847,469                      6.67%
   2006              150,000                1,622,501                      5.86%
   2007              107,895                2,294,165                      8.28%
 Thereafter          345,146                7,393,287                     26.69%
============================================================================================

                              Occupancy By Location

================================================================================
                                           31-Mar-99                   31-Mar-98
                                           ---------                   ---------
Greater Boston, MA                           100.0%                      100.0%
Greater Washington, D.C.                      98.8%                       96.0%
Midtown Manhattan, NY                           n/a                         n/a
Baltimore, MD                                   n/a                         n/a
Richmond, VA                                    n/a                         n/a
Princeton/East Brunswick, NJ                    n/a                         n/a
Greater San Francisco, CA                     99.0%                       93.1%
Bucks County, PA                                n/a                         n/a
                                             ------                      ------
 Total R&D Portfolio                          99.1%                       96.9%
                                             ======                      ======
================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                        IN-SERVICE INDUSTRIAL PROPERTIES

                                Lease Expirations

===================================================================================================
                                               Annualized
                   Rentable Square           Revenues Under               Percentage of Total
Year of Lease     Footage Subject to         Expiring Leases          Annualized Current Revenues
 Expiration        Expiring Leases           (in thousands)          Represented By Expiring Leases
 ----------        ---------------            -------------          ------------------------------
   1999                 63,904                    347,237                         6.86%
   2000                249,280                  1,469,129                        29.03%
   2001                 70,829                    357,093                         7.06%
   2002                     --                         --                         0.00%
   2003                143,105                    975,445                        19.27%
   2004                195,076                    935,485                        18.48%
   2005                 20,500                    110,151                         2.18%
   2006                     --                         --                         0.00%
   2007                     --                         --                         0.00%
Thereafter              83,609                    867,015                        17.13%
===================================================================================================

                              Occupancy By Location

================================================================================
                                          31-Mar-99                    31-Mar-98
                                          ---------                    ---------
Greater Boston, MA                          93.0%                        93.0%
Greater Washington, D.C.                    73.9%                        87.8%
Midtown Manhattan, NY                         n/a                          n/a
Baltimore, MD                                 n/a                          n/a
Richmond, VA                                  n/a                          n/a
Princeton/East Brunswick, NJ                  n/a                          n/a
Greater San Francisco, CA                   92.9%                       100.0%
Bucks County, PA                           100.0%                       100.0%
                                           ------                       ------
 Total Industrial Portfolio                 89.3%                        95.0%
                                           ======                       ======
================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                               GRAND TOTAL OF ALL
                              IN-SERVICE PROPERTIES

                                Lease Expiration

==================================================================================================
                                              Annualized
                   Rentable Square           Revenues Under               Percentage of Total
Year of Lease     Footage Subject to        Expiring Leases          Annualized Current Revenues
  Expiration       Expiring Leases           (in thousands)         Represented By Expiring Leases
  ----------       ---------------           -------------          ------------------------------
     1999             1,474,616                35,692,751                        5.29%
     2000             2,138,281                43,692,839                        6.48%
     2001             2,500,287                72,085,070                       10.68%
     2002             2,563,633                90,077,954                       13.35%
     2003             2,045,469                56,310,798                        8.35%
     2004             2,185,488                59,266,152                        8.78%
     2005             1,542,843                33,842,163                        5.02%
     2006             2,503,587                62,732,183                        9.30%
     2007             1,795,980               113,812,564                       16.87%
  Thereafter          3,314,232               107,190,048                       15.89%
==================================================================================================

                              Occupancy By Location

================================================================================
                                          31-Mar-99                    31-Mar-98
                                          ---------                    ---------
Greater Boston, MA                          98.4%                        98.0%
Greater Washington, D.C.                    97.7%                        98.3%
Midtown Manhattan, NY                       99.9%                        97.2%
Baltimore, MD                              100.0%                        99.7%
Richmond, VA                                99.1%                        97.4%
Princeton/East Brunswick, NJ                99.5%                          n/a
Greater San Francisco, CA                   96.5%                        97.7%
Bucks County, PA                           100.0%                       100.0%
                                           ------                       ------
 Total Portfolio                            98.2%                        98.0%
                                           ======                       ======
================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                                HOTEL PERFORMANCE

                              SAME PROPERTY HOTELS
                          Long Wharf Marriott - Boston

================================================================================
                                First Quarter        First Quarter       Percent
                                    1999                 1998            Change
                                    ----                 ----            ------
Occupancy                                85.6%                87.2%       -1.83%
Average Daily Rate              $      189.01        $      175.43         7.74%
REVPAR                          $      161.79        $      152.97         5.77%
================================================================================

                            Cambridge Center Marriott

================================================================================
                                First Quarter        First Quarter       Percent
                                    1999                 1998            Change
                                    ----                 ----            ------
Occupancy                                82.8%                77.2%        7.25%
Average Daily Rate              $      158.79        $      156.55         1.43%
REVPAR                          $      131.48        $      120.86         8.79%
================================================================================

                      Total Same Property Hotel Performance

================================================================================
                                First Quarter        First Quarter       Percent
                                    1999                 1998            Change
                                    ----                 ----            ------
Occupancy                                84.2%                82.0%        2.68%
Average Daily Rate              $      173.37        $      165.66         4.65%
REVPAR                          $      146.11        $      136.36         7.15%
================================================================================

                          NEWLY PLACED IN SERVICE HOTEL
                            Residence Inn by Marriott

================================================================================
                                First Quarter        First Quarter       Percent
                                    1999                 1998            Change
                                    ----                 ----            ------
Occupancy                                67.4%                 N/A           N/A
Average Daily Rate              $      134.18                  N/A           N/A
REVPAR                          $       90.44                  N/A           N/A
================================================================================

                             BOSTON PROPERTIES, INC
                               First Quarter 1999

                            SAME PROPERTY PERFORMANCE

                  Office, R&D, Industrial and Hotel Properties

===========================================================================================================================
                                               Office        R&D        Industrial        Hotel        Garage      Total
                                               ------        ---        ----------        -----        ------      -----
Number of Properties                                43           31             9              2            1           86
Square feet                                  8,247,657    1,593,153       926,061        750,400      332,442   11,849,713
Percent of in-service properties                  41.2%        76.9%        100.0%         100.0%         100%          51%
Occupancy @ 3/31/98                               98.5%        96.0%         95.0%            --           --         97.8%
Occupancy @ 3/31/99                               99.4%        99.8%         89.3%            --           --         98.6%
Percent change from 1st quarter 1999
  over 1st quarter 1998:
   Revenue                                         4.8%         7.1%         -2.2%          15.2%        18.1%         5.4%
   Expense                                         4.2%         0.5%          6.8%          23.4%        52.1%         4.9%
   Net Operating Income                            5.1%         9.4%         -5.0%          13.0%         4.8%         5.6%
===========================================================================================================================

           Same Property Lease Analysis - quarter ended March 31, 1999

====================================================================================================
                                                   Office           R&D        Industrial     Total
                                                   ------           ---        ----------     -----
Vacant space available @ 1/1/99 (sf)               131,617         3,098         98,972      233,687
Square footage of leases expiring or
 terminated 1/1/99 - 3/31/99                        65,453         7,479          --          72,932
                                                  --------        ------         ------     --------
Total space for lease (sf)                         197,070        10,577         98,972      306,619
                                                  ========        ======         ======     ========
New tenants (sf)                                   113,237          --            --         113,237
Renewals (sf)                                       36,308         7,479          --          43,787
                                                  --------        ------         ------     --------
Total space leased (sf)                            149,545         7,479          --         157,024
                                                  ========        ======         ======     ========
Space available @ 3/31/99 (sf)                      47,525         3,098         98,972      149,595
                                                  ========        ======         ======     ========
Net increase (decrease) in leased space (sf)        84,092          --            --          84,092
Average lease term (months)                             72            12            N/A           70
2nd generation TI/Comm PSF                        $  21.16         $0.00            N/A     $  20.15
Increase in 2nd generation net rents (2)              16.6%          2.7%           N/A         15.9%
====================================================================================================

(1) For this table, Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

(2) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

          Same Property Lease Analysis - Year to Date 1/1/98 - 12/31/98

=========================================================================================================
                                                   Office            R&D         Industrial       Total
                                                   ------            ---         ----------       -----
Vacant space available @ 1/1/98 (sf)                54,323          41,654          61,222        157,199
Square footage of leases expiring or
 terminated 1/1/98-12/31/98                        418,421          73,783         358,358        850,562
                                                  --------        --------        --------      ---------
Total space for lease (sf)                         472,744         115,437         419,580      1,007,761
                                                  ========        ========        ========      =========
New tenants (sf)                                   183,200          72,494          56,000        311,694
Renewals (sf)                                      162,745          39,354         264,608        466,707
                                                  --------        --------        --------      ---------
Total space leased (sf)                            345,945         111,848         320,608        778,401
                                                  ========        ========        ========      =========
Space available @ 12/31/98 (sf)                    126,799           3,098          98,972        228,869
                                                  ========        ========        ========      =========
Net increase/(decrease) in leased space (sf)       (72,476)         38,556         (37,750)       (71,670)
Average lease term (months)                             64              67              29             50
2nd generation TI/Comm PSF                        $  13.66        $   3.32        $   1.13      $    7.07
Increase in 2nd generation net rents (1)              17.0%           12.6%           -9.2%           9.9%
=========================================================================================================

(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

                         Historical Capital Expenditures

============================================================================================================================
                                                                                                                    1/1-3/31
                                             1993         1994         1995        1996        1997        1998       1999
                                             ----         ----         ----        ----        ----        ----       ----
Recurring capital expenditures             $  1,425     $  1,812     $  1,618    $  1,083    $  1,125    $  3,543   $  1,496
                                           ========     ========     ========    ========    ========    ========   ========
Hotel improvements, equipment upgrades     $    836     $  1,917     $  4,420    $  3,041    $  2,625    $  3,872   $    612
 and replacements                          ========     ========     ========    ========    ========    ========   ========
============================================================================================================================

           2nd Generation Tenant Improvements and Leasing Commissions

==================================================================================================================
                                                               1993           1994           1995           1996
                                                               ----           ----           ----           ----
Office
   Square feet                                                451,295        690,459        768,459        970,072
                                                             --------       --------       --------       --------
   Tenant improvement and lease commissions p.s.f.           $   8.45       $   9.45       $  10.66       $  11.40
                                                             --------       --------       --------       --------
R&D
   Square feet                                                166,957        276,332        177,073        337,676
                                                             --------       --------       --------       --------
   Tenant improvement and lease commissions p.s.f.           $   5.53       $   0.68       $   6.99       $  10.45
                                                             --------       --------       --------       --------
Industrial
   Square feet                                                241,500        132,521        308,388        128,148
                                                             --------       --------       --------       --------
   Tenant improvement and lease commissions p.s.f.           $   0.28       $   3.32       $   1.00       $   1.71
                                                             --------       --------       --------       --------

   Average tenant improvement and lease commission p.s.f     $   5.59       $   6.51       $   7.77       $  10.31
                                                             ========       ========       ========       ========

                                                                                              1/1-3/31
                                                                1997              1998          1999
                                                                ----              ----          ----
Office
   Square feet                                                1,016,427          648,291       336,313
                                                             ----------         --------      --------
   Tenant improvement and lease commissions p.s.f.           $    10.83         $   9.82      $  15.35
                                                             ----------         --------      --------
R&D
   Square feet                                                  169,878          113,428        13,221
                                                             ----------         --------      --------
   Tenant improvement and lease commissions p.s.f.           $     2.22         $   3.32      $   1.94
                                                             ----------         --------      --------
Industrial
   Square feet                                                  258,795          320,608            --
                                                             ----------         --------      --------
   Tenant improvement and lease commissions p.s.f.           $     0.99         $   1.13      $     --
                                                             ----------         --------      --------

   Average tenant improvement and lease commission p.s.f     $     8.06         $   6.57      $  14.85
                                                             ==========         ========      ========
==================================================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

              VALUE CREATION PIPELINE - ACQUISITIONS/REPOSITIONING
                              as of March 31, 1999

====================================================================================================================================
                                                                                        Anticipated
                                                                       Initial            Future           Total            Current
   Property                        Date Acquired      Square Feet     Investment         Investment      Investment        Occupancy
   --------                        -------------      -----------     ----------         ----------      ----------        ---------
ACQUISITIONS
Class A Office Buildings
   Embarcadero Center                     Nov-98       4,009,536    $1,216,000,000     $  37,710,000    $1,253,710,000         97%
   Sumner Square                          Mar-99         228,339        32,600,000         3,500,000        36,100,000         67%
                                                       ---------    --------------     -------------    --------------        ----
Total Value Creation Pipeline -                        4,237,875    $1,248,600,000     $  41,210,000    $1,289,810,000         95%
   Acquisitions                                        =========    ==============     =============    ==============        ====
====================================================================================================================================

           REPOSITIONS PLACED IN SERVICE DURING THE FIRST QUARTER 1999

====================================================================================================================================
                                                                                   Anticipated
                             Date Placed                          Initial            Future               Total            Percent
                             In Service        Square Feet       Investment         Investment          Investment         Leased
                             ----------        -----------       ----------         ----------          ----------         ------
Class A Office Building
    1301 New York Avenue      Q1 1999             177,249        $28,000,000       $18,200,000          $46,200,000         100%
====================================================================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
                              as of March 31, 1999

==================================================================================================
                                       Estimated Placed                     # of
Development Properties                  In Service Date     Location      Buildings    Square feet
----------------------                  ---------------     --------      ---------    -----------
Class A Office Buildings
  200 West Street                           Q2 1999        Waltham, MA        1           248,341
  Eight Cambridge Center                    Q2 1999       Cambridge, MA       1           177,226
  One Freedom Square (25% ownership)        Q4 1999         Reston, VA        1           406,980
  The Arboretum                             Q3 1999         Reston, VA        1            95,584
  181 Spring Street                         Q2 1999       Lexington, MA       1            53,306
  Market Square North (50% ownership)       Q4 2000       Washington, DC      1           409,843
  502 Carnegie Center                       Q3 1999       Princeton, NJ       1           114,910
  Orbital Sciences Phase I                  Q2 2000         Loudon, VA        1            92,514
                                                                             ---        ---------
Total Development Properties                                                  8         1,598,704
                                                                             ===        =========

                                                             Anticipated
                                             Investment         Total         Percentage
Development Properties                         to Date        Investment        Leased
----------------------                         -------        ----------        ------
Class A Office Buildings
  200 West Street                           $ 34,324,518     $ 43,423,000          79%
  Eight Cambridge Center                      21,060,224       26,000,000         100%
  One Freedom Square (25% ownership)          10,962,776       19,150,000(1)       73%
  The Arboretum                               11,194,717       16,223.546         100%
  181 Spring Street                            9,206,197       12,018,562           0%
  Market Square North (50% ownership)         50,505,731       57,500,000(2)       14%
  502 Carnegie Center                          8,151,699       19,320,318          12%
  Orbital Sciences Phase I                        13,189       16,916,854         100%
                                            ------------     ------------         ----
Total Development Properties                $145,419,051     $210,552,280          58%
                                            ============     ============         ====
==================================================================================================

            DEVELOPMENTS PLACED IN-SERVICE DURING FIRST QUARTER 1999

============================================================================================================
                                                Estimated Placed                       # of
                                                 In Service Date      Location       Buildings   Square feet
                                                 ---------------      --------       ---------   -----------
Class A Office Building
  One and Two Reston Overlook (25% ownership)       Q1-Q2 1998        Reston, VA         2         444,286
Hotels
  Residence Inn by Marriott                           Q1 1999      Cambridge, MA         1         187,474
                                                                                        ---        -------
Total                                                                                    3         631,760
                                                                                        ===        =======

                                                    Investment       Total      Percentage
                                                      to Date      Investment     Leased
                                                      -------      ----------     ------
Class A Office Building'
  One and Two Reston Overlook (25% ownership)       $16,088,706   $18,100,000(1)   100%
Hotels
  Residence Inn by Marriott                          23,957,357    32,000,000      n/a
                                                    -----------   -----------      ---
Total                                               $40,046,063   $50,100,000      100%
                                                    ===========   ===========      ===
============================================================================================================

(1)   Represents 25% of the total anticipated project-level investment.

(2)   Represents 50% of the total anticipated project-level investment.

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                  VALUE CREATION PIPELINE - OWNED LAND PARCELS
                              as of March 31, 1999

================================================================================
                           No. of                                 Developable
Location                  Parcels             Acreage             Square Feet
--------                  -------             -------             -----------
Dulles, VA                    6                  91.1              1,200,000
Rockville, MD                 7                 128.3              2,331,000
Reston, VA                    2                   8.8                775,000
Herndon, VA                   1                  35.5                450,000
Andover, MA                   2                  27.0                290,000
Springfield, VA               3                   9.4                130,000
Boston, MA                   --                  --  (1)           1,600,000(2)
                           ------               -----              ---------
                             21                 300.1              6,776,000
                           ======               =====              =========
================================================================================

(1)   Parcels and acreage have not yet been determined at this time.

(2)   Boston Properties has a 50% ownership interest.

                 VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
                              as of March 31, 1999

================================================================================
                           No. of                                 Developable
Location                  Parcels             Acreage             Square Feet
--------                  -------             -------             -----------
Princeton, NJ                15                 158.6              1,985,090
Cambridge, MA                 1                   2.6                209,000
New York, NY                  2                   1.1              2,300,000
                           ------               -----              ---------
                             18                 162.3              4,494,090
                           ======               =====              =========
================================================================================

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                          ACQUISITION PROPERTY PROFILE

PROPERTY NAME:                     Sumner Square

PRODUCT TYPE:                      Class A Office Building/Retail

LOCATION:                          Washington, DC

DESCRIPTION:                       Located in the heart of the central business
                                   district, Sumner Square is an office complex comprised of three connected structures, including a rehabilitated five story brick school house with a matching annex, a four story converted brick school, and a nine story curtain wall structure, which is the major component of the office complex. The buildings are linked by a two story marble and glass skylit atrium. This was the excluded property as described in the company's prospectus dated June 18, 1997.

SIZE:                              204,136 square feet

YEAR CONSTRUCTED:                  School rehab and office building completed in
                                   1985.

PURCHASE PRICE:                    $32.6 million

CLOSING DATE:                      March 26, 1999

FUTURE INVESTMENT:                 $3.5 million

OCCUPANCY LEVEL:                   67%

NUMBER OF TENANTS:                 11

FUNDING SOURCE:                    Unsecured Line of Credit and Operating
                                   Partnership Units

LARGEST TENANTS:

   COMPANY: GSA                              SIZE:         51,283    LEASE EXPIRATION:       08/31/00
   COMPANY: Duncan, Weinberg, Miller         SIZE:         15,605    LEASE EXPIRATION:       12/01/05
   COMPANY: Embassy of Angola                SIZE:         12,016    LEASE EXPIRATION:       02/28/01

                             BOSTON PROPERTIES, INC.
                               First Quarter 1999

                          ACQUISITION PROPERTY PROFILE

PROPERTY NAME:                Embarcadero Center

PRODUCT TYPE:                 Multi-use

LOCATION:                     San Francisco, California

DESCRIPTION:                  The largest mixed-use business complex in the
                              western United States, comprised of 6
                              multi-tenant Class-A office towers as well as retail shops, restaurants, entertainment facilities and parking.

YEAR CONSTRUCTED:             Embarcadero Centers 1-4 and West Tower - 1971-1989
                              The Old Federal Reserve Building - 1924/1988

PURCHASE PRICE:               $1.2 Billion

CLOSING DATE:                 November 12, 1998 (Phase One)
                              February 10, 1999 (Phase Two)

FUTURE INVESTMENT:            $32.7 million

OCCUPANCY LEVEL:              96.7%

NUMBER OF TENANTS:            320

FUNDING SOURCE:               Cash, Preferred Operating Partnership Units, Debt
                              Financing

LARGEST TENANTS:

    Company:  Orrick, Herrington & Sutcliffe           Size:        146,013   Lease Expiration:            07/31/2004
    Company:  Industrial Indemnity Company             Size:        103,567   Lease Expiration:            05/31/2004
    Company:  Peat Marwick, KPMG                       Size:         98,598   Lease Expiration:            12/31/2009
    Company:  Dresdner RCM Global Investors            Size:         91,040   Lease Expiration:            10/31/2001